EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF HUB DEALS CORP.

In connection with the accompanying Quarterly Report on Form 10-Q of Hub Deals Corp. for the quarter ended September 30, 2020, the undersigned, William Drury, President and Chief Executive Officer of Hub Deals Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 fairly presents, in all material respects, the financial condition and results of operations of Hub Deals Corp.

Date: February 17, 2021	By:	/s/ William Drury
President and Chief Executive Officer
(principal executive officer, principal accounting officer and principal financial officer)